Exhibit 32

    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO

                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

       In connection with the Form 20-F annual report of SGL Carbon AG (the "Company") for the period ending December 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "annual report"), each of the undersigned officers of the Company certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of such officer's knowledge and belief, that:

       1. the annual report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

       2. the information contained in the annual report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                       by: /s/ Robert J. Koehler

                                                               Robert J. Koehler

                                             Chairman of the Board of Management


                                                           by: /s/ Sten Daugaard

                                                                   Sten Daugaard

                                               Member of the Board of Management

Date: June 27, 2007